SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 11, 2001


                                 ENBC CORP.
           (Exact name of registrant as specified in its charter)


Delaware                     0-21097                     84-1294908
(State or other            (Commission                (IRS Employer
jurisdiction of             File No.)                 Identification No.)
incorporation)


                1687 Cole Boulevard, Golden, Colorado 80401
                  (Address of principal executive offices)


                               (303) 568-8000
            (Registrant's telephone number, including area code)


                         EINSTEIN/NOAH BAGEL CORP.
       (Former name or former address, if changes since last report)




Item 5.           Other Events.

         On July 11, 2001, Einstein/Noah Bagel Corp. filed an amendment to its Restated Certificate of Incorporation, pursuant to Section 303 of the Delaware General Corporation Law, changing the name of the corporation to ENBC Corp. The name change was made in connection with the sale of substantially all of its assets to Einstein Acquisition Corp., an affiliate of New World Coffee - Manhattan Bagel, Inc., on June 19, 2001.


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 11, 2001


                                         ENBC CORP.


                                         By:   /s/ Paul A. Strasen
                                              -----------------------
                                              Paul A. Strasen
                                              Senior Vice President